SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  FORM 8-K



                           Current Report Pursuant
                       to Section 13, or 15(d) of the
                       Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)       October 13, 1995
                                                      --------------------------


                             PARLEX CORPORATION
        -------------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


                                Massachusetts
        -------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)


               0-12942                                04-2464749
     ----------------------------        -----------------------------------
       (Commission File Number)           (IRS Employer Identification No.)



145 Milk Street, Methuen, Massachusetts                 01844
----------------------------------------           ----------------
(Address of Principal Executive Offices)              (Zip Code)


                               (508) 685-4341
        -------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)




Item 5.  OTHER EVENTS
         ------------

      On June 30, 1995, Herbert W. Pollack resigned as President of Parlex Corporation ["the Company"] but will continue to serve as Chairman of the Board of Directors, Chief Executive Officer and Treasurer. On July 1, 1995, Peter J. Murphy became President of the Company in addition to his position as Chief Operating Officer.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PARLEX CORPORATION
                                    (Registrant)



                               By:  /S/ Peter J. Murphy
                                    ------------------------------
                                        Peter J. Murphy
                                        President and Chief Operating Officer


Dated:  October 13, 1995